UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016

CERES, INC.

(Exact Name of registrant as Specified in its charter)

Delaware	001-35421	33-0727287
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1535 Rancho Conejo Boulevard
Thousand Oaks, CA	91320
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 376-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported, on June 16, 2016, Ceres, Inc. (the “Company”), Land O’Lakes, Inc., a cooperative corporation incorporated under the laws of Minnesota (“Parent”), and Roman Merger Sub, Inc., a corporation incorporated under the laws of Delaware and a wholly owned subsidiary of Land O’Lakes (“Purchaser”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Purchaser commenced on July 1, 2016, a cash tender offer (the “Offer”) to purchase all of the issued and outstanding shares of common stock, par value $0.01 per share (the “Common Shares”), of the Company at a price of $0.40 per share in cash, without interest and less any applicable withholding taxes (the “Common Consideration”).

The Offer and withdrawal rights expired as scheduled at 12:00 midnight, New York City time, at the end of Friday, July 29, 2016. The Offer was not extended. American Stock Transfer & Trust Company, LLC, the depositary for the Offer, has advised that, as of the expiration of the Offer, 20,064,361 Common Shares (excluding 56,034 Common Shares tendered under guaranteed delivery procedures), representing approximately 72.1% of the Common Shares issued and outstanding as of the expiration of the Offer, had been validly tendered and not validly withdrawn pursuant to the Offer. As all conditions to the Offer have been satisfied, Purchaser has accepted for payment all Common Shares that were validly tendered and not validly withdrawn pursuant to the Offer. The notice of guaranteed delivery period will end at 5:00 p.m. New York City time, on August 3, 2016. Parent and Purchaser are required to make prompt payment of the Common Consideration for such shares.

Following expiration of the Offer and Purchaser’s subsequent acceptance for payment of the Common Shares, Purchaser had ownership sufficient to effect the merger (the “Merger”) under Section 251(h) of the DGCL without a vote of stockholders of the Company. Accordingly, on August 1, 2016, Purchaser effected the Merger in which Purchaser merged with and into the Company, with the Company surviving the Merger and continuing as a wholly owned subsidiary of Parent.

In the Merger, each Common Share outstanding (other than Common Shares accepted for payment in the Offer, Common Shares held by the Company, and Common Shares for which a stockholder of the Company has properly exercised appraisal rights under Delaware law) was converted into the right to receive a price per Common Share equal to the Common Consideration.

In the Merger, each share of Series A-1 Convertible Preferred Stock, par value $0.01 per share (the “Preferred Shares”), outstanding (other than Preferred Shares held by the Company and Preferred Shares for which a stockholder has properly exercised appraisal rights under Delaware law) was converted into the right to receive a price per Preferred Share equal to $1,000 per share.

The foregoing summary description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on June 17, 2016, and which is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 1, 2016, the Company (i) notified the NASDAQ Stock Market LLC (“NASDAQ”) of the consummation of the Merger and (ii) requested that NASDAQ (x) halt trading in the Common Shares for August 1, 2016 and suspend trading of the Common Shares effective August 1, 2016 and (y) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Common Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Common Shares.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

As a result of Purchaser’s acceptance for payment of all Common Shares that were validly tendered and not withdrawn pursuant to the Offer and the consummation of the Merger pursuant to Section 251(h) of the DGCL on August 1, 2016, a change in control of the Company occurred, and the Company now is a wholly owned subsidiary of Parent. The information set forth under Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, at the effective time of the Merger, Cheryl P. Morley, Pascal Brandys, Richard Flavell, Robert Goldberg and Richard Hamilton each resigned as, and ceased to be, members of the Company’s Board of Directors. These resignations were not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

Pursuant to the Merger Agreement, at the effective time of the Merger, Barry C. Wolfish became the sole director of the Company.

In addition, effective as of the effective time of the Merger, all of the executive officers of the Company were removed from their respective positions as executive officers, and Shawn Barnett became the Chief Executive Officer and President of the Company, Mark McCaslin became the Vice President and Treasurer of the Company, and Charles Von Feldt became the Secretary of the Company.

Information regarding the new directors and officers has been previously disclosed in Schedule I of the Offer to Purchase as filed with the Tender Offer Statement on Schedule TO, originally filed by Parent and Purchaser on July 1, 2016, which information is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the Company’s certificate of incorporation and bylaws, as in effect immediately prior to the effective time of the Merger, were amended and restated in their entirety. Copies of the Company’s amended and restated certificate of incorporation and amended and restated bylaws are attached as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated herein by reference.

Item 8.01 Other Events.

On August 1, 2016, Parent issued a press release announcing the expiration and results of the Offer and the completion of the Merger. The full text of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of June 16, 2016, by and among Ceres, Inc., Land O’Lakes, Inc. and Roman Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Ceres, Inc. with the SEC on June 17, 2016).
3.1	Amended and Restated Certificate of Incorporation of Ceres, Inc.
3.2	Amended and Restated Bylaws of Ceres, Inc.
99.1	Press Release issued by Land O’Lakes, Inc., dated August 1, 2016 (incorporated herein by reference to Exhibit (a)(5)(iii) to the Schedule TO filed by Land O’Lakes, Inc. and Roman Merger Sub, Inc. with the SEC on August 1, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERES, INC.

Date: August 1, 2016	By:	/s/ Shawn Barnett
	Name:	Shawn Barnett
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of June 16, 2016, by and among Ceres, Inc., Land O’Lakes, Inc. and Roman Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Ceres, Inc. with the SEC on June 17, 2016).
3.1	Amended and Restated Certificate of Incorporation of Ceres, Inc.
3.2	Amended and Restated Bylaws of Ceres, Inc.
99.1	Press Release issued by Land O’Lakes, Inc., dated August 1, 2016 (incorporated herein by reference to Exhibit (a)(5)(iii) to the Schedule TO filed by Land O’Lakes, Inc. and Roman Merger Sub, Inc. with the SEC on August 1, 2016).